© 2010 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
February 4, 2010
Earnings Webcast & Conference Call
Second Quarter Fiscal Year 2010
Broadridge Financial Solutions, Inc.
Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995.  Statements that are not historical in nature, such as our fiscal year 2010 financial guidance, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended
June 30, 2009 (the “2009 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2009 Annual Report.  These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of Broadridge’s products and services; changes in laws affecting the investor communication services provided by Broadridge; changes in laws regulating registered securities clearing firms and broker-dealers; declines in trading volume, market prices, or the liquidity of the securities markets; any material breach of Broadridge security affecting its clients’
customer information; Broadridge’s ability to continue to obtain data center services from its former parent company, Automatic Data Processing, Inc. (“ADP”); any significant slowdown or failure of Broadridge’s systems;
Broadridge’s failure to keep pace with changes in technology and demands of its clients; availability of skilled technical employees; the impact of new acquisitions and divestitures; competitive conditions; and overall market and economic conditions.  Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may include certain non-GAAP (generally accepted accounting principles) financial measures in describing Broadridge’s performance. Management believes that such non-GAAP measures, when presented in conjunction with comparable GAAP measures, provide investors with a more complete understanding of
Broadridge’s underlying operational results.  These non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP. The reconciliations of such non-GAAP measures to the comparable GAAP figures are included in this presentation.

Today’s Agenda
Opening Remarks and Key Topics Rich Daly, CEO
Second Quarter 2010 Results and Dan Sheldon, CFO
Full Year Guidance Summary
Summary and Closing Comments Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Marvin Sims, VP Investor Relations
Closing Remarks Rich Daly, CEO

3 Opening Remarks Key Topics: • Financial results for the second quarter of fiscal year 2010 • A review of closed sales performance • Strategy Update

Opening Remarks – Key Topics
Second Quarter Fiscal Year 2010 Financial
Results:
Strong financial performance in the second quarter was better than expected
•
Driven by an unprecedented level of event-driven mutual fund proxy activity that pulled in revenue from the second half of the year
•
Event-driven revenue has good compounded annual growth rate, but not as predictable
Net earnings from continuing operations were up due to the impact from higher revenues and a lower effective tax rate
The Penson transaction is progressing as planned and we anticipate closing in the second half of our fiscal year
The Morgan Stanley Smith Barney (MSSB) implementation is proceeding ahead of plan and we expect the financial results to be better than anticipated
Opportunistically repurchased about 2.6 million Broadridge shares during the second quarter at an average price of approximately $22.62 per share
•
Fiscal year-to-date we have repurchased about 6.1 million shares at an average price of approximately $21.43 per share

Opening Remarks – Key Topics
Sales Performance Overview:
Closed sales for the quarter of $58M increased 30% compared to the same period last year
•
Year-to-date closed sales of $88M increased 36%
Strong recurring revenue sales include the previously announced $35M MSSB transaction
•
Recurring revenue sales were up 35% for the quarter and 21% year-to-date
•
Event-driven revenue sales were up 13% for the quarter and 71% year-to-date
Sales pipeline continues to have very good momentum and contains large opportunities for both segments
Full year closed sales guidance was increased to $185-205M during the first quarter and remains unchanged

Strategy Update
Investor Communications Strategy:
Expand our leadership role in driving e-solutions
•
We have driven electronic participation in our traditional proxy business from 0% to
>50% in recent years
•
Our transaction reporting business is approximately 10% electronic and growing
•
We want to emulate that success in our other communication offerings
Leverage our data management capabilities
•
ICS is a data hub for the distribution of investor and intermediary information
•
Opportunities exist to enhance the data we collect on behalf of our intermediary and issuer clients to add value to our clients in the form of better reporting and analytics
•
Recent acquisitions of Access Data and Investigo have created new capabilities within
Broadridge that will allow us to leverage our data management to the next level
Regulatory
•
The financial crisis has created significant activity and discussions surrounding additional regulation
•
Broadridge’s capabilities enable the financial services industry to achieve higher levels of transparency, efficiency and accuracy
•
Broadridge is uniquely positioned to enable the financial services industry to create technology solutions to meet today’s regulatory challenges
Successful execution will enable continued market leadership and revenue growth

PROXY & INTERIMS PROCESSING OVERVIEW
"THE PLUMBING"

Equity and Mutual Fund Shareholders
Street-side Processing
Registered Processing
BROADRIDGE
Proxy Processing System
Over 8 million lines of code and approximately 500,000 function points
Supported by 150+ dedicated programmers
Broker/Bank 1
Broker/Bank 2
Broker/Bank 3
Broker/Bank 4
Broker/Bank 5
Broker/Bank 6
Broker/Bank 7
Broker/Bank 8
Broker/Bank 9
≈ Brokers/Banks 800+(1)
Managing ≈ 350M active positions(2)
Majority of all shares are held in street-side
Issuer 1 / Fund 1
Issuer 2 / Fund 2
Issuer 3 / Fund 3
Issuer 4 / Fund 4
Issuer 5 / Fund 5
Issuer 6 / Fund 6
Issuer 7 / Fund 7
Issuer 8 / Fund 8
Issuer 9 / Fund 9
≈ Issuers 10,000+(3)
≈ Funds 700+(4)
Broadridge manages >1,500 Corporate Issuers
Broadridge processes on average 70% of U.S. shares outstanding
Data Hub and Platform
Shareholder Preferences Database
Over 40% of accounts require special processing
Shareholder Consent Database
Proxy Distribution
> 50% of Hard Copy Mailings Eliminated via E-Delivery and Suppressions
85% of Shares Voted Electronically
Vote Processing
Electronic or Physical Delivery
Electronic or Physical Vote Return
ANNUAL CORPORATE ISSUER AND MUTUAL FUND EVENTS
Approximately 12,000 Events Per Year
(Annual Corporate Issuer Shareholder Meetings and Mutual Fund Proxy Meetings)

ICS Unique Business Systems Processing Model
(1)
Represents Broadridge’s estimated total number of brokerage firms and banks in the U.S. and international markets
(2)
Represents Broadridge’s estimated total number of positions managed by U.S. brokers and banks
(3)
Represents Broadridge’s estimated total number of corporate issuers in the U.S.
(4)
Represents total number of Fund Sponsors in the U.S. who manage over 16,000 funds including Mutual Funds, Closed-end Funds, ETFs and UITs, according to the Investment Company Institute’s 2009 Investment Company Year Book
Proxy and Interim processing system is the “plumbing” supporting the voting process for corporate governance

Strategy Update
Investor Communications Strategy:
Expand our leadership role in driving e-solutions
•
We have driven electronic participation in our traditional proxy business from 0% to
>50% in recent years
•
Our transaction reporting business is approximately 10% electronic and growing
•
We want to emulate that success in our other communication offerings
Leverage our data management capabilities
•
ICS is a data hub for the distribution of investor and intermediary information
•
Opportunities exist to enhance the data we collect on behalf of our intermediary and issuer clients to add value to our clients in the form of better reporting and analytics
•
Recent acquisitions of Access Data and Investigo have created new capabilities within
Broadridge that will allow us to leverage our data management to the next level
Regulatory
•
The financial crisis has created significant activity and discussions surrounding additional regulation
•
Broadridge’s capabilities enable the financial services industry to achieve higher levels of transparency, efficiency and accuracy
•
Broadridge is uniquely positioned to enable the financial services industry to create technology solutions to meet today’s regulatory challenges
Successful execution will enable continued market leadership and revenue growth

Strategy Update
Securities Processing & Outsourcing Strategy:
Expand our leadership position in securities processing and
outsourcing
•
Leverage our #1 market position in securities processing and outsourcing
•
Leverage our #1 ranking by independent service rater – Brown-Wilson
Group’s, “The Black Book of Outsourcing”
•
Leverage our global capabilities to enable multi-national firms to combine platforms
•
Expand our unique offering of securities processing and outsourcing to include additional middle-office support functions
Successful execution will enable segment revenue growth of greater than mid-single digits

Key Highlights:
Q2 - Revenue 21% to $530M and YTD 8% to $968M
•
Primarily related to event-driven mutual fund proxy activities
•
Recurring revenues from sales contributed mid-single digits and are expected to contribute mid-
single digits for the year
•
Client losses and concessions in line with expectations. No new major client losses YTD
Q2 - Pre-tax Margin 180 bps to 12.9% and YTD 60 bps to 11.5%
•
Q2 – Increase in margins due to favorable revenue mix
•
YTD – Decrease primarily driven by the one-time gain from the purchase of our senior notes in
FY09, partially offset by higher revenue
Q2 - Diluted EPS 76% to $0.37 and YTD 19% to $0.56
•
Q2 and YTD positively impacted by revenues and a lower effective tax rate
•
Q2 - Diluted shares 1.8M to 139.5M
•
YTD - Diluted shares 1.7M to 140.0M
Broadridge Results From Continuing Operations – Q2 & YTD FY 2010
Note: We anticipate closing the Penson transaction during the second half of our fiscal year 2010.  As a result, the financial results of the securities clearing business are accounted for as discontinued operations beginning this quarter and the operations outsourcing solutions business retained by Broadridge is now reported as part of the Securities Processing Solutions business segment. This change is reflected for all prior periods presented.

Segment Results – Investor Communication Solutions
Key Highlights:
Revenues:
Significant growth for the quarter driven primarily by an unprecedented level of event-driven mutual fund (MF) proxy and continued growth in the recurring revenue base from Notice and Access, MSSB and Access Data
Full year fee range in line with earlier expectations
Recurring revenue driven by Notice and Access, MSSB, Access Data, and other new business, partially offset by internal growth from other products
Higher range in event-driven is due to MF Proxy activity, partially offset by lower MF Interims
Distribution fees up 21% for the quarter due to MF Proxy.  Full year range driven by revenue mix and Notice and
Access
Margins: Quarter was driven by MF Proxy, which will contribute to the full year margin expansion
2Q10 2Q09 2Q10 YTD 2Q09 YTD
($ in millions) Actual Actual Actual Actual Low High
Revenues $393 $296 $703 $609 $1,698 $1,737
Growth Rate 33% -3% 15% 1% 11% 13%
Fee Revenues $209 $144 $366 $292 $898 $923
Growth Rate 46% -2% 26% 1% 16% 19%
Recurring (RC) 6% 7% 7% 8% 9% 11%
Event-driven (ED) 123% -15% 60% -11% 34% 41%
Distribution Revenues $184 $152 $337 $317 $800 $814
Growth Rate 21% -3% 6% 1% 6% 8%
Margin $ $51 $20 $74 $43 $287 $309
Margin 12.9% 6.7% 10.6% 7.1% 16.9% 17.8%
Margin Basis Points (bps) Change 620 bps 230 bps 350 bps 240 bps 60 bps 150 bps
FY10 Range

12 12
Business Results – Securities Processing Solutions
Key Highlights:
Revenues:
Q2 and YTD revenues in line with expectations as declines were driven by previously disclosed carry-over impact of client losses and price concessions
Delay in timing of expected client losses benefit both Q2 and YTD, while trade volumes are down in both
Equities and Fixed Income. Q2 remained relatively flat compared to Q1
Non-trade revenues (T&M) slightly lower, but better than expected
Full Year range is lower than previous guidance due to anticipated lower trade volume
Margins:
Q2 is in line with expectations as a result of lowered revenues
Full year margin is expected to be in line with lower revenue range
2Q10 2Q09 2Q10 YTD 2Q09 YTD
Actual Actual Actual Actual Low High
Revenues $128 $140 $252 $273 $502 $511
Growth Rate
-9% 9% -8% 8% -6% -4%
Trade $72 $84 $143 $164 $285 $292
Growth Rate -14% 6% -12% 7% -8% -6%
Non-trade $56 $56 $109 $109 $217 $219
Growth Rate -1% 14% 0% 11% -3% -2%
Margin $ $26 $40 $54 $78 $103 $114
Margin % 20.2% 28.7% 21.3% 28.4% 20.5% 22.3%
Margin (bps) Changes 850 bps 120 bps 710 bps 90 bps 620bps 440bps
($ in millions)
FY10 Range

Business Results – Outsourcing Solutions (Continuing Operations)
Key Highlights:
FY10:
Q2 and YTD revenues lower by $1M due to concessions, partially offset by new business; YTD EBIT also lower by $1M
Full year revenues in the second half are expected to increase by $10-14M due to Phase 1 Penson conversion
Q4 annual “Run-rate” is equal to existing outsourcing revenues of $24M plus Phase 1 Penson of approximately $40M
FY11 Directional:
Phase 2 Penson – expect Penson to convert their business to SPS Outsourcing platform during second half of FY11 (additional $25-35M in annual revenues)
New Sales - expect additional revenue contributions from new business during FY11
Expect to exit FY11 at approximately break-even
2Q10 2Q09 2Q10 YTD 2Q09 YTD FY10 Range 4Q10
Actuals Actuals Actuals Actuals Low High "Run-rate"
Revenues $6 $7 $12 $13 $34 $38 $16
Growth Rate -11% 59% -8% 37% 37% 50%
Pre-tax Loss -$2 -$2 -$5 -$4 -$14 -$16 -$5
($ in millions)

Continuing & Discontinued Operations
"Evolution of the Penson Deal"
FY'09 Actual results to Continuing Operations GAAP FY'09 GAAP Continuing Operations to Fully Converted Penson Phases 1 & 2
(1) (2) (3) (4) (5) (6) (7)
Pre-Penson Transaction
-
Discontinued Operations
=
Continuing Operations
+
Penson Phase 1
=
FY10 Proforma + Penson Phase 2 = FY12 Proforma
(FY09 Reported) (FY09 GAAP) (A) (Subtotal) Converting FY11
Q3 or Q4 (B)
Revenue
$100M - = $25M + $40M = $65M + $25M - $35M = $90M-$100M
($75M Clearing Related)
$75M Contracts Sold to Penson
(Existing Outsourcing)
($25M Existing Outsourcing)
($25M Existing Outsourcing)
($40M Penson Phase #1)
Expense
$110M - $75M Allocated Expenses = $35M $35M
Note:
$25M Expenses eliminated
$50M Remaining expenses
$50M  $50M
to be re-allocated
once Penson live
$75M $35M + $50M = $85M + $15M = $100M
Operating Losses
($10M) - $0M = ($10M) + ($10M) = ($20M) + $10M-$20M = ($10M) -to- $0M
FY10 Continuing Operations (GAAP)
(Assumes Midpoint of Guidance Range)
{ }
Revenue $35M Revenue
$25M in existing outsourcing
Expense $50M +3 months in FY10 related to $40M
Penson transaction - Phase 1
EBIT ($15M) (or $10M)
(A) - Phase 1 is related to outsourcing services to support the client contracts acquired by Penson from Broadridge.
(B) Phase 2 is related to outsourcing services to support the existing Penson clients once converted onto the Broadridge processing platform.
Note : $ amounts have been rounded for illustrative purposes only
-

15 15
Segment Results – Securities Processing Solutions with Outsourcing
2Q10 2Q09 2Q10 YTD 2Q09 YTD
Actual Actual Actual Actual Low High
Revenues $134 $147 $264 $286 $536 $549
Growth Rate
-9% 11% -8% 9% -4% -2%
Trade $72 $84 $143 $164 $285 $292
Growth Rate -14% 6% -12% 7% -8% -6%
Non-trade $56 $56 $109 $109 $217 $219
Growth Rate -1% 14% 0% 11% -3% -2%
Outsourcing $6 $7 $12 $13 $34 $38
Growth Rate -11% 59% -8% 37% 37% 50%
Margin $ $23 $38 $49 $73 $89 $98
Margin % 17.5% 26.0% 18.6% 25.7% 16.6% 17.8%
Margin (bps) Changes 850 bps 710 bps 730bps 610bps
($ in millions)
FY10 Range

Segment Results – Other & Foreign Exchange (FX)
Key Highlights:
Other Fees: Primarily related to termination fees
FX: Potential for less negative impact if weakening U.S. dollar continues for remainder of FY10
Other:
Interest – Dependant on changes in LIBOR – Not planning to pay down additional debt
2Q10 2Q09 2Q10 YTD 2Q 09 YTD FY10 Range
Actual Actual Actual Actual Low High
Other Fees Revenues $2 - $2 - $2 $2
Other Fees Margin $2 - $2 - $2 $2
FX Revenues $1 -$5 -$1 -$3 -$25 -$20
FX P&L Margin $1 -$1 $1 - -$10 -$7
Other
Interest Expense -$2 -$3 -$5 -$8 -$11 -$10
Purchase of Senior Notes
(1-time gain)
- - - $8 - -
Corporate Expenses & Investments -$6 -$10 -$8 -$16 -$27 -$39
FX Transaction Activity -$1 $5 -$2 $7 - -
($ in millions)

Free Cash Flow (Non-GAAP) – YTD and FY10 Forecast
(In millions)
Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations (GAAP) 78 $                   216 $             230 $
Depreciation and amortization (includes other LT assets) 28 60 62
Stock-based compensation expense 13 31 33
Other (19) (5) (5)
Subtotal 100 302 320
Working capital changes 14 (12) (8)
Long-term assets & liabilities changes 5 - 3
Net cash flow provided by continuing operating activities 119 290 315
Cash Flows From Investing Activities
Capital expenditures & purchase of intangibles (14) (55) (45)
Free cash flow 105 $                 235 $             270 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (6) (6) (6)
Freed-up Clearing capital (b)
3 180 250
Long-term debt repayment - - -
Dividends paid (29) (67) (67)
Other 5 6 6
Stock repurchases net of options proceeds (104) (104) (104)
Net change in cash and cash equivalents (26) 244 349
Cash and cash equivalents, at the beginning of year 173 173 173
Cash and cash equivalents, at the end of period 147 $                 417 $             522 $
(a) Guidance does not include effect of any future acquisitions, additional debt or share repurchases
(b) Assumes second half FY10 closing of Penson transaction
December 2009
Six Months Ended
FY10 Range (a)

Broadridge - FY 2010 Continuing Operations Financial Guidance Summary
Revenue growth in a range of 7-9%
Closed sales forecast for the year of $185-205M
Earnings before interest and taxes margin of 15.4-16.0% (non-GAAP)
Diluted Earnings Per Share:
GAAP EPS (continuing operations) in the range of $1.56-$1.66
Non-GAAP EPS (continuing operations) in the range of $1.50-$1.60, excludes the net benefit of $0.06 for the one-time foreign tax credit
GAAP EPS (including discontinued operations) in the range of $1.40-$1.50
Interest expense of approximately $11M
Effective tax rate of approximately 35% (GAAP) and approximately 37% (Non-
GAAP) run-rate, excluding one-time foreign tax credit
Free cash flow in the range of $235-270M
Diluted weighted-average shares of approximately 139M, which does not include the impact of any future share repurchases
Guidance does not include effect of any future acquisitions or additional debt

Summary
Year-to-date FY10 is going very well.  Second quarter revenues, earnings and sales were very strong and are tracking to our full year expectations
Event-driven mutual fund proxy activity was up significantly and represented the majority of the second quarter improvement
Both of the segments have clear and executable strategies with clear objectives to accelerate growth
Our sales pipeline remains strong and we continue to expand our product breadth
We continue to generate strong free cash flows to create greater shareholder value and this year we expect to free up an additional
$180-250M due to the Penson transaction
•
We look forward to discussing our plans for the use of the cash once the transaction closes
Based on our year-to-date results, momentum, and clear and
executable strategies, we are confident that we will continue to create shareholder value

20 Q&A There are no slides during this portion of the presentation

21 Closing Comments There are no slides during this portion of the presentation

22 Appendix Appendix

Broadridge FY10 Guidance from Continuing Operations
Revenue
($ in millions)
EBIT
FY09 FY10 Range FY09 FY10 Range
Actual Low High Actual Low High
$1,531 $1,698 $1,737 ICS $249 $287 $309
-3% 11% 13%
Growth % / Margin %
16.3% 16.9% 17.8%
$559 $536 $549 SPS $134 $89 $98
5% -4% -2%
Growth % / Margin %
23.9% 16.6% 17.9%
$2,090 $2,234 $2,286 Total Segments $383 $376 $407
-1% 7% 9% Growth % / Margin % 18.3% 16.8% 17.8%
$1 $2 $2 Other ($29) ($25) ($37)
($18) ($25) ($20) FX * ($2) ($10) ($7)
$2,073 $2,211 $2,268 Total Broadridge EBIT (Non-GAAP) $352 $341 $363
-3% 7% 9% Growth % / Margin % 17.0% 15.4% 16.0%
Interest & Other ($6) ($11) ($10)
Closed Sales Range Total EBT (GAAP) $346 $330 $353
Low High Margin % 16.7% 14.9% 15.6%
ICS $135 $145
SPS $50 $60
Income Taxes ($123) ($114) ($122)
Total $185 $205
Tax Rate
35.5% 34.6% 34.7%
Total Net Earnings $223 $216 $230
Margin % 10.8% 9.8% 10.2%
Diluted Shares 142 139 139
Diluted EPS (GAAP) $1.58 $1.56 $1.66
Diluted EPS before 1-Times (Non-GAAP) $1.51 $1.50 $1.60
EPS Reconciliation Low High
Diluted EPS (GAAP) $1.40 $1.50
Discontinued Operations Diluted EPS (GAAP) $0.16 $0.16
Diluted EPS from continuing operations (GAAP) $1.56 $1.66
Tax Restructuring ($0.06) ($0.06)
Diluted EPS before 1-Times (Non-GAAP) $1.50 $1.60
* Includes impact of FX P&L Margin and FX Transaction Activity.

Broadridge Q2  & YTD Results and FY10 Guidance
2Q10 2Q09 2Q10 YTD 2Q09 YTD FY10 Range
DRIVERS Actual Actual Actual Actual Low High
Sales
4% 3% 3% 3% 4% 5%
Losses
-2% -1% -2% -1% -2% -2%
Net New Business 2% 2% 1% 2% 2% 3%
Internal Growth -4% 2% -3% 3% -2% -1%
Event-Driven 14% -2% 7% -1% 4% 4%
Distribution 7% -1% 2% 0% 2% 2%
Acquisitions/Other/FX 2% -3% 1% -2% 1% 1%
Total Revenues 21% -2% 8% 2% 7% 9%